Exhibit 10.2
     FIRST AMENDMENT dated as of January 22, 2009 (this “First Amendment”), in respect of the AMENDED AND RESTATED CREDIT AGREEMENT (the “Parent Credit Agreement”) dated as of July 10, 2007, among FREEPORT-MCMORAN COPPER & GOLD INC., a Delaware corporation (the “Borrower”), the Lenders party thereto, the Issuing Banks party thereto, and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent and as Collateral Agent, and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent.
          The Borrower has requested that the Parent Credit Agreement be amended and restated as set forth in Section 2 below and the parties hereto are willing so to amend the Parent Credit Agreement.
          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
          SECTION 1. Defined Terms. Capitalized terms used and not defined herein have the meanings given to them in the Parent Credit Agreement.
          SECTION 2. Amendment. The definition of “Consolidated EBITDA” is hereby amended, effective as of the Amendment Effective Date (as defined below), by inserting at the end thereof the following paragraph:
“Notwithstanding anything to the contrary contained herein, (A) Consolidated EBITDA for the quarterly period ending September 30, 2008, shall be equal to (1) the amount determined as otherwise provided above minus (2) an amount (the “Third Quarter Reduction”) not to exceed $715,000,000, and (B) Consolidated EBITDA for the quarterly period ending December 31, 2008, shall be equal to (1) the amount determined as otherwise provided above plus (2) the Third Quarter Reduction.”
          SECTION 3. Representations and Warranties. The Borrower represents and warrants as of the date hereof and as of the Amendment Effective Date that, before and after giving effect to this First Amendment (a) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (b) no Default has occurred and is continuing.
          SECTION 4. Amendment Fee. The Borrower agrees to pay on the Amendment Effective Date to each Lender that shall have delivered a counterpart on or prior to 3:00 p.m., New York time, on January 22, 2009, an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% of the aggregate Commitments of such

Lender. The Amendment Fee shall be payable on and subject to the occurrence of the Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds and shall not be refundable.
          SECTION 5. Effectiveness. The amendment provided for in Section 2 hereof shall become effective on the date (the “Amendment Effective Date”) on which (a) the Administrative Agent shall have received counterparts of this First Amendment from Lenders constituting the Required Lenders and from the Borrower, in each case signed on behalf of each such party, and (b) each Lender that shall have delivered a counterpart on or prior to 3:00 p.m., New York time, on January 22, 2009, shall have received the Amendment Fee.
          SECTION 6. Effect of Waiver and Amendment. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders under the Parent Credit Agreement or any related document, and shall not alter, modify, amend, limit or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Parent Credit Agreement or any related document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Parent Credit Agreement or any other related document in similar or different circumstances.
          SECTION 7. Applicable Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 8. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this First Amendment. This First Amendment shall constitute a “Loan Document” for all purposes of the Parent Credit Agreement and the other Loan Documents.
          SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this First Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and other counsel for the Administrative Agent.
          SECTION 10. Headings. The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FREEPORT-MCMORAN COPPER & GOLD INC.,
by
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,
by
Name:
Title:

Signature Page to be executed by Lenders
under the Parent Credit Agreement

SIGNATURE PAGE to the FIRST AMENDMENT dated as of January 22, 2009, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 10, 2007, among FREEPORT-MCMORAN COPPER & GOLD INC., the Lenders party thereto, the Issuing Banks party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Collateral Agent, and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent.

Lender:

By:
Name:
Title:

By:
Name:
Title: